MERRILL LYNCH
DISCIPLINED
EQUITY FUND, INC.




FUND LOGO




Semi-Annual Report

November 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


Worldwide
Investments
As of 11/30/99

                                         Percent of
Ten Largest Industries                   Net Assets

Financial Services                          18.8%
Technology                                  18.5
Consumer--Products                          15.0
Capital Equipment                           13.1
Healthcare                                  12.2
Consumer--Products & Services                9.3
Communications                               5.2
Energy                                       2.2
Chemicals                                    1.2
Publishing                                   0.7

                                         Percent of
Breakdown of Stocks by Country           Net Assets

United States                               95.5%
France                                       1.1


                                         Percent of
Ten Largest Holdings                     Net Assets

Tyco International Ltd.                      4.4%
Federal Home Loan Mortgage Association       4.2
Computer Sciences Corporation                3.9
ADC Telecommunications, Inc.                 3.7
Symbol Technologies, Inc.                    3.2
Lowe's Companies, Inc.                       3.2
The Kroger Co.                               3.1
Masco Corporation                            3.1
Schering-Plough Corporation                  3.0
Fiserv, Inc.                                 2.9



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999


DEAR SHAREHOLDER

We are pleased to provide you with the first shareholder report for Merrill Lynch Disciplined Equity Fund, Inc. The Fund seeks both capital appreciation and current income by investing primarily in income-producing common stocks with a focus on companies likely to experience consistent earnings growth over time. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies, and highlight some of the Fund's holdings.

Merrill Lynch Disciplined Equity Fund, Inc. commenced operations on June 25, 1999. Since inception through November 30, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -5.10%, -5.50%, -5.50% and -5.20%, respectively. These returns compare to a 6.18% appreciation for the unmanaged Standard & Poor's (S&P) 500 Index and a 6.50% gain by the unmanaged Russell 1000 Index for the same period. The total return of the Lipper Multi Cap Core Funds average for the period June 30, 1999 through November 30, 1999 was +2.57%. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)


Review of Objective and Process
The Fund's objective is growth of capital with moderate risk through a focus on a diversified portfolio of companies that we believe can deliver consistent earnings growth in most economic climates. Investments are made in large-capitalization and mid-capitalization equities with above-average consistent earnings growth combined with reasonable valuations. Stocks with material valuation premiums to the overall market (which we define as more than 25% over the prevailing market average price/earnings multiple) are excluded. We conduct company-specific fundamental research to isolate attributes that support earnings stability and visibility. These attributes include low cyclicality, excess cash flow and defensible business niches. We believe that these qualities are prized by investors and that over time companies that best manifest them have the greatest chance of valuation expansion. We most heavily weight stocks with what we view as the best combination of secular growth, valuation and low economic and industry volatility. Emphasis is on stock selection, and large sector bets are avoided. Our strategy is to exploit temporary undervaluation in our larger cap stocks and take advantage of a long-term seasoning process in our high-quality mid cap stocks.


Investment Environment
The Fund's emphasis on stable growth companies, its stated valuation discipline and its relatively large weight in mid-capitalization stocks all hindered performance during the five-month period since the Fund's inception. In general, the macro-economic environment for equity investment was difficult during the period, largely as a result of the Federal Reserve Board's policy of increasing short-term interest rates, which occurred three times in the last five months. Thus, the liquidity backdrop for the broader market was unfavorable and the increased market breadth, which allowed many mid-capitalization stocks to perform well earlier in the year, dramatically reversed. As a result, positive returns during the period were limited to a relatively small number of companies, primarily large-capitalization companies. According to the Merrill Lynch Performance Monitor, the relative performance of stocks within the S&P 500 was very disparate, with stocks above $10 billion in market capitalization performing relatively well and those below doing much worse. Therefore, our partial emphasis on high-quality mid cap stocks (half of the Fund's stocks have market capitalizations below $7 billion) was a negative, and even modest deterioration in fundamentals for any companies of this size was punished severely by the market.

The acceleration in corporate earnings growth that has taken place through much of this year has also had an impact on how our core group of companies is perceived in the short term. When corporate earnings are growing above 15%--20% on a year-to-year basis as they are currently (in part because of easy comparisons against the Asian collapse of 1997-1998), companies growing earnings at or below this level do not, on a relative basis, stimulate the positive sentiment needed to attract investor interest, regardless of the company's record or continued good prospects. The Fund's core holdings tend to be companies of this type, as opposed to more economically sensitive companies whose profits are perceived to be accelerating now. In fact, according to the Merrill Lynch Quantitative Strategy group, the market's performance during 1999 has consistently been skewed toward more cyclical companies as measured by S&P quality ratings. This phenomenon has directed investors' attention toward multinational industrials, technology and energy companies and away from the Fund's core focus of consistent, more defensive investments in the consumer, health care and financial areas. Investors have also increasingly focused on revenue growth in addition to earnings per share (EPS) growth when analyzing quarterly results. Several of our companies have met EPS projections but have not met anticipated sales growth, and their valuations have contracted as a result.

A further handicap has been the change in investor sentiment toward companies that make acquisitions. A primary tenet of our investment style is to focus on companies whose strength is in buying competitors within their industries and achieving efficiencies that can augment their more modest core earnings growth. The anticipated change in accounting standards, which would limit the options for how companies report the earnings of combined operations, has depressed the valuations of our companies that employ this strategy, despite their continuing record of meeting growth expectations.

The backdrop described above has inspired renewed focus on the large cap technology companies, which have the highest growth rates in the large cap segment of the market. Most of these are both large components of the market benchmark indexes, and many are above the Fund's ceiling on price/earnings valuations. Since we are precluded from owning many of these stocks because of the Fund's discipline, we were not able to capture one of the few offsets to a predominately weak market. This is confirmed in a broader sense by the fact that, within the S&P 500 Index, the top 20% of all stocks ranked by price/earnings multiple had very positive relative performance, while the bottom 80% had material underperformance according to the Merrill Lynch Performance Monitor.


Sector Positioning
Our emphasis is on stock selection, not sector rotation. Therefore, it is our general policy to maintain our sector weightings in a range of 50%--150% of those of the major market indexes. At inception, we had a close tracking to the Fund's benchmark, the unmanaged Lipper Multi Capitalization Core Index, with modest overweights in financials, health care, consumer staples and capital goods and modest underweights in technology, consumer services, basic materials and utilities. Our stock selection was a positive in the capital goods area, neutral on balance in financials and health care, and poor in consumer products. In technology, selection was poor relative to the broad market, but more passable given our valuation limitations. In consumer services, our stocks performed well.

Going forward, we are confident that while our structure and positioning was not optimal in the first months of the Fund's history, succeeding periods should be a better environment for our style. We believe the probability that cap size, valuation and stable growth will all work against us simultaneously again is low. The rising interest rates of the last nine months and harder comparisons should begin to moderate the earnings acceleration we have seen and allow our types of stocks to look more attractive on a relative basis. When the Federal Reserve Board's tightening phase is complete, the equity markets are likely to broaden out, and our mid cap companies and our financial stocks can stop having their valuations compressed.

In the meantime, we are finding many stocks that fit our criteria for quality, especially in the mid cap area. Many companies are being penalized greatly for short-term issues. We have core


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999


positions in several stocks across diverse industry groups that should be able to grow earnings 15%--20% per year and are trading at one-half of the market's price/earnings ratio. We believe that companies that dominate growing niches for necessary products and services will not remain this undervalued for long.


In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(George H. Burwell)
George H. Burwell
Senior Vice President and
Portfolio Manager



January 10, 2000




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                        Since Inception
As of November 30, 1999                                                                   Total Return
ML Disciplined Equity Fund, Inc. Class A Shares                                              -5.10%
ML Disciplined Equity Fund, Inc. Class B Shares                                              -5.50
ML Disciplined Equity Fund, Inc. Class C Shares                                              -5.50
ML Disciplined Equity Fund, Inc. Class D Shares                                              -5.20

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/25/99.


Aggregate
Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (6/25/99) through 9/30/99        -9.50%        -14.25%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (6/25/99) through 9/30/99        -9.70%        -13.31%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (6/25/99) through 9/30/99        -9.70%        -10.60%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (6/25/99) through 9/30/99        -9.50%        -14.25%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                           Shares                                                                Percent of
COUNTRY           Industries                Held            Common Stocks                               Value    Net Assets
France            Energy                   15,500    Total Fina SA (ADR)(a)                          $  1,024,938      1.1%

                                                     Total Common Stocks in France                      1,024,938      1.1

United States     Capital Equipment        78,900  ++American Power Conversion Corporation              1,873,875      2.0
                                           23,700    Danaher Corporation                                1,164,262      1.2
                                           25,000    Pall Corporation                                     585,937      0.6
                                           28,000    Pentair, Inc.                                      1,039,500      1.1
                                           64,100    Symbol Technologies, Inc.                          3,056,769      3.2
                                           17,000    Teleflex Incorporated                                581,188      0.6
                                          106,500    Tyco International Ltd.                            4,266,656      4.4
                                                                                                     ------------    ------
                                                                                                       12,568,187     13.1

                  Chemicals                32,400    Ecolab Inc.                                        1,121,850      1.2

                  Communications            7,000    ALLTEL Corporation                                   605,500      0.6
                                           26,000    CenturyTel, Inc.                                   1,196,000      1.3
                                           23,200  ++MCI WorldCom Inc.                                  1,918,350      2.0
                                           23,500    SBC Communications Inc.                            1,220,531      1.3
                                                                                                     ------------    ------
                                                                                                        4,940,381      5.2

                  Consumer--Products       23,200    Anheuser-Busch Companies, Inc.                     1,735,650      1.8
                                           48,900    CVS Corporation                                    1,940,719      2.0
                                           38,400    Cardinal Health, Inc.                              2,008,800      2.1
                                           29,100    The Dial Corporation                                 816,619      0.9
                                          140,000  ++The Kroger Co.                                     2,983,750      3.1
                                          116,300    Masco Corporation                                  2,936,575      3.1
                                           13,000    The Procter & Gamble Company                       1,404,000      1.5
                                           23,000    Universal Foods Corporation                          488,750      0.5
                                                                                                     ------------    ------
                                                                                                       14,314,863     15.0

                  Consumer--Products &     19,400    The Interpublic Group of Companies, Inc.             911,800      1.0
                  Services                 45,000  ++Jones Apparel Group, Inc.                          1,200,937      1.2
                                           61,100    Lowe's Companies, Inc.                             3,043,544      3.2
                                           51,200    Meredith Corporation                               1,936,000      2.0
                                           35,000    Young & Rubicam Inc.                               1,826,563      1.9
                                                                                                     ------------    ------
                                                                                                        8,918,844      9.3

                  Energy                   40,000    Tosco Corporation                                  1,082,500      1.1

                  Financial Services       11,300    AFLAC Incorporated                                   540,987      0.6
                                           12,125    American International Group, Inc.                 1,251,906      1.3
                                           14,000  ++The BISYS Group, Inc.                                808,500      0.8
                                           40,300    The Bank of New York Company, Inc.                 1,606,962      1.7
                                           42,000    Charter One Financial, Inc.                          910,875      1.0
                                           80,600    Federal Home Loan Mortgage Association             3,979,625      4.2
                                           25,000    Federal National Mortgage Association              1,665,625      1.7
                                           20,000    MBNA Corporation                                     505,000      0.5
                                           53,800    Mellon Financial Corporation                       1,960,337      2.0
                                           49,700    Nationwide Financial Services, Inc. (Class A)      1,786,094      1.9
                                           35,800    Protective Life Corporation                        1,145,600      1.2
                                           22,500    Providian Financial Corporation                    1,780,313      1.9
                                                                                                     ------------    ------
                                                                                                       17,941,824     18.8

                  Healthcare               20,800    American Home Products Corporation                 1,081,600      1.1
                                           53,300    Biomet, Inc.                                       1,685,612      1.8
                                           42,000  ++Forest Laboratories, Inc.                          2,149,875      2.2
                                           56,700    Schering-Plough Corporation                        2,898,788      3.0
                                           86,000  ++Sybron International Corporation                   2,112,375      2.2
                                           47,500  ++Watson Pharmaceuticals, Inc.                       1,766,406      1.9
                                                                                                     ------------    ------
                                                                                                       11,694,656     12.2

                  Home Furnishings         25,000    Shaw Industries, Inc.                                392,188      0.4

                  Publishing               18,000  ++Valassis Communications, Inc.                        708,750      0.7

                  Technology               66,500  ++ADC Telecommunications, Inc.                       3,545,281      3.7
                                           20,000  ++Affiliated Computer Services, Inc. (Class A)         748,750      0.8
                                           53,000  ++Ceridian Corporation                               1,146,125      1.2
                                           57,700  ++Computer Sciences Corporation                      3,764,925      3.9
                                           33,900  ++Compuware Corporation                              1,146,244      1.2
                                           77,800  ++Fiserv, Inc.                                       2,761,900      2.9
                                           10,000    Intel Corporation                                    766,250      0.8
                                           13,500    International Business Machines Corporation        1,391,344      1.5
                                           63,800  ++Sungard Data Systems Inc.                          1,419,550      1.5
                                           20,500  ++Waters Corporation                                 1,004,500      1.0
                                                                                                     ------------    ------
                                                                                                       17,694,869     18.5

                                                     Total Common Stocks in the United States          91,378,912     95.5

                                                     Total Investments in Common Stocks
                                                     (Cost--$94,033,625)                               92,403,850     96.6

                                            Face
                                           Amount    Short-Term Securities

                  Commercial        US$ 3,674,000    General Motors Acceptance Corp., 5.75%
                  Paper*                             due 12/01/1999                                     3,674,000      3.8

                                                     Total Investments in Short-Term Securities
                                                     (Cost--$3,674,000)                                 3,674,000      3.8


                  Total Investments (Cost--$97,707,625)                                                96,077,850    100.4

                  Liabilities in Excess of Other Assets                                                  (367,125)    (0.4)
                                                                                                     ------------    ------
                  Net Assets                                                                         $ 95,710,725    100.0%
                                                                                                     ============    ======

               (a)American Depositary Receipts (ADR).
                ++Non-income producing security.
                 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

                  See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$97,707,625)                                    $ 96,077,850
                    Cash                                                                                             200
                    Receivables:
                      Securities sold                                                      $  1,257,518
                      Capital shares sold                                                       227,224
                      Dividends                                                                  38,909        1,523,651
                                                                                           ------------
                    Prepaid expenses                                                                             366,495
                                                                                                            ------------
                    Total assets                                                                              97,968,196
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,514,117
                      Capital shares redeemed                                                   231,757
                      Distributor                                                                70,001
                      Investment adviser                                                          6,923        1,822,798
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       434,673
                                                                                                            ------------
                    Total liabilities                                                                          2,257,471
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 95,710,725
                                                                                                            ============
Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     75,404
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                651,245
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                155,172
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                130,512
                    Paid-in capital in excess of par                                                         100,222,760
                    Accumulated investment loss--net                                                            (391,000)
                    Accumulated realized capital loss on investments--net                                     (3,503,593)
                    Unrealized depreciation on investments--net                                               (1,629,775)
                                                                                                            ------------
                    Net assets                                                                              $ 95,710,725
                                                                                                            ============

Net Asset           Class A--Based on net assets of $7,155,642 and 754,043
Value:              shares outstanding                                                                      $       9.49
                                                                                                            ============
                    Class B--Based on net assets of $61,524,912 and 6,512,447
                    shares outstanding                                                                      $       9.45
                                                                                                            ============
                    Class C--Based on net assets of $14,658,963 and 1,551,717
                    shares outstanding                                                                      $       9.45
                                                                                                            ============
                    Class D--Based on net assets of $12,371,208 and
                    1,305,123 shares outstanding                                                            $       9.48
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Period June 25, 1999++ to November 30, 1999
Investment          Dividends (net of $5,715 foreign withholding tax)                                       $    336,263
Income:             Interest and discount earned                                                                 154,334
                                                                                                             -----------
                    Total income                                                                                 490,597
                                                                                                             -----------

Expenses:           Investment advisory fees                                               $    264,998
                    Account maintenance and distribution fees--Class B                          259,202
                    Offering costs                                                               78,983
                    Registration fees                                                            69,152
                    Account maintenance and distribution fees--Class C                           60,919
                    Transfer agent fees--Class B                                                 29,516
                    Accounting services                                                          26,927
                    Directors' fees and expenses                                                 24,062
                    Professional fees                                                            20,970
                    Account maintenance fees--Class D                                            13,470
                    Printing and shareholder reports                                              8,808
                    Transfer agent fees--Class C                                                  7,305
                    Transfer agent fees--Class D                                                  5,087
                    Custodian fees                                                                3,477
                    Transfer agent fees--Class A                                                  3,184
                    Pricing fees                                                                  2,671
                    Other                                                                         2,866
                                                                                            -----------
                    Total expenses                                                                               881,597
                                                                                                             -----------
                    Investment loss--net                                                                        (391,000)
                                                                                                             -----------

Realized &          Realized loss from investment income--net                                (3,503,593)
Unrealized Loss on  Unrealized depreciation on investments--net                              (1,629,775)
Investments--Net:                                                                           -----------
                    Net realized and unrealized loss on investments                                           (5,133,368)
                                                                                                             -----------
                    Net Decrease in Net Assets Resulting from Operations                                     $(5,524,368)
                                                                                                             ===========

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      June 25, 1999++ to
                    Increase (Decrease) in Net Assets:                                                 November 30, 1999
Operations:         Investment loss--net                                                                    $   (391,000)
                    Realized loss on investments--net                                                         (3,503,593)
                    Unrealized depreciation on investments--net                                               (1,629,775)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                      (5,524,368)
                                                                                                            ------------
Capital Share       Net increase in net assets derived from capital share transactions                       101,135,093
Transactions:                                                                                               ------------

Net Assets:         Total increase in net assets                                                              95,610,725
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period                                                                           $ 95,710,725
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from
information provided in the financial statements.                                      For the Period
                                                                           June 25, 1999++ to November 30, 1999
Increase (Decrease) in Net Asset Value:                              Class A       Class B       Class C       Class D
Per Share           Net asset value, beginning of period           $    10.00    $    10.00    $    10.00     $    10.00
Operating                                                          ----------    ----------    ----------     ----------
Performance:        Investment loss--net                                   --++++      (.05)         (.05)          (.02)
                    Realized and unrealized loss on
                    investments and foreign currency
                    transactions--net                                    (.51)         (.50)         (.50)          (.50)
                                                                   ----------    ----------    ----------     ----------
                    Total from investment operations                     (.51)         (.55)         (.55)          (.52)
                                                                   ----------    ----------    ----------     ----------
                    Net asset value, end of period                 $     9.49    $     9.45    $     9.45     $     9.48
                                                                   ==========    ==========    ==========     ==========

Total Investment    Based on net asset value per share                 (5.10%)+++    (5.50%)+++    (5.50%)+++     (5.20%)+++
Ratios to Average                                                  ==========    ==========    ==========     ==========
Net Assets:         Expenses                                            1.32%*        2.34%*        2.35%*         1.57%*
                                                                   ==========    ==========    ==========     ==========
                    Investment loss--net                                (.11%)*      (1.14%)*      (1.17%)*        (.37%)*
                                                                   ==========    ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)       $    7,156    $   61,525    $   14,659     $   12,371
Data:                                                              ==========    ==========    ==========     ==========
                    Portfolio turnover                                 36.32%        36.32%        36.32%         36.32%
                                                                   ==========    ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on June 25, 1999, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000 on June 17, 1999. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuations in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account          Distribution
                         Maintenance Fee          Fee

Class B                        .25%              .75%
Class C                        .25%              .75%
Class D                        .25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period June 25, 1999 to November 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                 MLFD     MLPF&S

Class D                         $2,836   $564,761

For the period June 25, 1999 to November 30, 1999, MLPF&S received contingent deferred sales charges of $32,422 and $5,528 relating to transactions in Class B and Class C Shares, respectively.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $32,812 in commissions on the execution of portfolio security transactions for the Fund for the period June 25, 1999 to November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period June 25, 1999 to November 30, 1999 were $128,959,425 and $31,422,289, respectively.

Net realized losses for the period June 25, 1999 to November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

                                        Realized      Unrealized
                                         Losses         Losses

Long-term investments              $ (3,503,511)     $ (1,629,775)
Short-term investments                      (82)               --
                                   ------------      ------------
Total                              $ (3,503,593)     $ (1,629,775)
                                   ============      ============

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,629,775, of which $4,569,040 related to appreciated securities and $6,198,815 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $97,707,625.


4. Capital Share Transactions:
The net increase in net assets derived from capital share transactions was $101,135,093 for the period June 25, 1999 to November 30, 1999.

Transactions in shares for each class were as follows:


Class A Shares for the Period                           Dollar
June 25, 1999++ to November 30, 1999     Shares         Amount

Shares sold                             943,362     $   9,418,745
Shares redeemed                        (191,819)       (1,810,439)
                                     ----------     -------------
Net increase                            751,543     $   7,608,306
                                     ==========     =============

[FN]
++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                           Dollar
June 25, 1999++ to November 30, 1999     Shares         Amount

Shares sold                           6,891,388     $  68,621,718
Shares redeemed                        (377,596)       (3,582,641)
Automatic conversion of shares           (3,845)          (35,055)
                                     ----------     -------------
Net increase                          6,509,947     $  65,004,022
                                     ==========     =============

[FN]
++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Period                           Dollar
June 25, 1999++ to November 30, 1999     Shares         Amount

Shares sold                           1,666,095     $  16,567,358
Shares redeemed                        (116,878)       (1,094,389)
                                     ----------     -------------
Net increase                          1,549,217     $  15,472,969
                                     ==========     =============

[FN]
++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                           Dollar
June 25, 1999++ to November 30, 1999     Shares         Amount

Shares sold                           1,466,954     $  14,573,512
Automatic conversion of shares            3,836            35,055
                                     ----------     -------------
Total issued                          1,470,790        14,608,567
Shares redeemed                        (168,167)       (1,558,771)
                                     ----------     -------------
Net increase                          1,302,623     $  13,049,796
                                     ==========     =============

[FN]
++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
George H. Burwell, Senior Vice President and
   Portfolio Manager
Robert C. Doll, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary


Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch
Disciplined Equity Fund, Inc. have recently retired. The Fund's
Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863